SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )
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☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
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☐     Soliciting Material Pursuant to § 240.14a-12
NETSTREIT Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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NETSTREIT

NETSTREIT CORP.
2021 MCKINNEY AVENUE
SUITE 1150
DALLAS, TX 75201

Your **Vote** Counts!

NETSTREIT CORP.

2026 Annual Meeting

Vote by May 13, 2026

11:59 PM ET

You invested in NETSTREIT CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 14, 2026.**

Get informed before you vote

View the Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 14, 2026
9:00 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/NTST2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Mark Manheimer	For
1b.	Lori Wittman	For
1c.	Michael Christodolou	For
1d.	Heidi Everett	For
1e.	Todd Minnis	For
1f.	Matthew Troxell	For
1g.	Robin Zeigler	For
2.	Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2026.	For
3.	Approval, on an advisory basis, of the compensation of NETSTREIT Corp.'s named executive officers.	For

NOTE: In their discretion, the proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

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